UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
☐Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Sec.240.14a-12

99¢ Only Stores
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
 Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the   filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

99¢ Only Stores

Dear Shareholders:

The following shareholder proposal will be considered with the other matters to be considered at our Annual Meeting of Shareholders on September 17, 2007, if properly presented at the Annual Meeting.   Approval of this shareholder proposal will require the affirmative vote of a majority of the shares of common stock present or represented and voting at the Annual Meeting.  The Board of Directors recommends voting against this shareholder proposal.

Sincerely,

Eric Schiffer
Chief Executive Officer

ITEM 2:    SHAREHOLDER PROPOSAL  – SUBJECT ANY FUTURE POISON PILL TO A SHAREHOLDER VOTE

RESOLVED, Shareholders request that our Board adopt a bylaw or charter amendment that any future or current poison pill be subject to a shareholder vote as a separate ballot item, to be held as soon as possible.  A poison pill is such a drastic step that a required shareholder vote on a poison pill is important enough to be a permanent part of our bylaws or charter  rather than a fleeting short-lived policy.

The Corporate Library, http://www.thecorporatelibrary.com/, an independent investment research firm said:  We support the adoption of policies requiring shareholder approval of poison pills, either before adoption or within a short time thereafter.  Six months is sufficient time, we think, for a board to explore alternatives in the event of a hostile bid, but not so long that shareholders are completely disempowered.

This proposal topic received the majority-vote support of the 99¢ Only Stores non-family stock for at least two years.

John Chevedden, Redondo Beach, Calif., who sponsored a number of proposals on this topic, said the advantage for adopting this proposal should be evaluated in the context of our company’s overall corporate governance.  For instance in 2007 the following governance status was reported for our company (and certain concerns are noted):
•	The Corporate Library (TCL) http://www.thecorporatelibrary.com/ an independent research firm rated our company: “High Concern” regarding our Board’s structure. “High Concern” regarding our accounting.
•	At our May 2007 annual meeting our CEO said he talked to 10 director candidates. This led me to believe that he was the most important person in selecting directors.
•	Three directors were age 72 to 76 – Succession planning concern.
•	Three directors had 16-years tenure – Independence concern.
•	SOX 404 violation: Due to material weaknesses, our management concluded that our Company’s internal control over financial reporting was not effective on March 31, 2007.
•	We had no Independent Chairman nor even a Lead Director.
•	Three of our 9 directors were insiders or insider-related.
•	Outside directors should own stock and two of our outside directors owned no stock.
•	No Cumulative voting right.
•	No shareholder right to act by written consent.
•	We have not yet graduated to a majority-vote election standard.

•
In the 2007 definitive proxy our management said it will disclose the date for submitting shareholder proposals for the next annual meeting in the earliest possible Quarterly Report on Form 10-Q  and then failed to do so.

The above deficiencies shows there is room for improvement and serves as an opportunity for other shareholders, who own at least $2000 of stock, to submit proposals similar to this regarding some of the above topics.  These deficiencies also reinforce the reason to take one step forward now and vote yes:

Subject Any Future Poison Pill to a Shareholder Vote Yes on 2

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE AGAINST THE ABOVE PROPOSAL FOR THE FOLLOWING REASONS:

The Company does not have a shareholder rights plan, or “poison pill,” in place and therefore has no poison pill to submit to a shareholder vote.

Further, the Board of Directors believes that it is in the best interests of the Company and its shareholders that we retain the flexibility to adopt and maintain such an anti-takeover provision if and when necessary, without obtaining shareholder approval.  The purpose of a shareholder rights plan is to force a potential acquirer to negotiate directly with the corporation’s board of directors.  A corporation’s board of directors is in the best position to negotiate on behalf of all shareholders, evaluate the adequacy of any potential offer and seek a higher price if there is to be a sale of the corporation.  A study by Georgeson Shareholder Communications Inc. showed that between 1992 and 1996, stockholders of companies with shareholder rights plans received significantly higher value in acquisitions than companies without them.  (Georgeson Shareholder Communications Inc., “Mergers & Acquisitions: Poison Pills and Shareholder Value/1992-1996,” 1997).  To the extent that this proposal is intended to limit our flexibility to adopt and maintain a shareholder rights plan in the future, we believe any such limitation could prevent us from appropriately responding to a takeover attempt, which could jeopardize our ability to negotiate effectively, protect shareholders’ interests and maximize shareholder value.

We are committed to acting in the best interests of the Company and its shareholders in all matters of corporate governance, including any decision to adopt and maintain a shareholder rights plan.  In response to statements included in the above proposal, shareholders should also recognize that a majority of the Company’s directors are independent in accordance with the standards of the New York Stock Exchange, and that, as described elsewhere in the Proxy Statement, the Company has adopted corporate governance guidelines to promote the effective governance of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE ADOPTION OF THIS PROPOSAL.  PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED AGAINST THIS PROPOSAL UNLESS OTHERWISE SPECIFIED BY THE SHAREHOLDER IN THE PROXY.

ANNUAL MEETING OF SHAREHOLDERS OF
99¢ ONLY STORES

September 17, 2007

PROXY
99¢ ONLY STORES
4000 UNION PACIFIC AVENUE
CITY OF COMMERCE, CALIFORNIA 90023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
99¢ ONLY STORES

The undersigned, a shareholder of 99¢ ONLY STORES, a California corporation (the  "Company"), hereby appoints David Gold and Eric Schiffer, and each of them, the proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Company's 2007 Annual Meeting of Shareholders (the "Annual Meeting"), to be held on September 17, 2007, and at any postponements or adjournments, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

(PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE)
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒.

Item 1. ELECTION OF DIRECTORS. The Board of Directors recommends a vote FOR the election of the following nominees:		Item 2. SHAREHOLDER PROPOSAL–SUBJECT ANY FUTURE POISON PILL TO A SHAREHOLDER VOTE.
☐ FOR ALL NOMINEES ☐ WITHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instruction below)	NOMINEES: m Eric Schiffer m Lawrence Glascott m David Gold m Jeff Gold m Marvin Holen m Howard Gold m Eric G. Flamholtz m Jennifer Holden Dunbar m Peter Woo	The Board of Directors recommends a vote AGAINST the adoption of this proposal. Proxies solicited by the Board of Directors will be voted against this proposal unless otherwise specified.	FOR ☐	AGAINST ☐	ABSTAIN ☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that the proxy holder may lawfully do by virtue hereof. As to any business that may properly come before the Annual Meeting and any of its postponements or adjournments, the proxy holder is authorized to vote in accordance with his best judgment.

This Proxy will be voted in accordance with the instructions set forth above. This Proxy will be treated as a GRANT OF AUTHORITY TO VOTE FOR the election of the directors named above and AGAINST the shareholder proposal and as the proxy holder shall deem advisable on such other business as may come before the Annual Meeting, unless otherwise directed.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated July 27, 2007 relating the Annual Meeting.
_______________________________________________________ Signature(s) of Shareholder(s) (See Instructions Below)		Date:
_______________________________________________________ Signature(s) of Shareholder(s) (See Instructions Below)		Date:

The signature(s) hereon should correspond exactly with the name(s) of the shareholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name and give title of signing officer.